Exhibit 10.1

SECOND AMENDMENT TO THE SECOND FORBEARANCE

This SECOND AMENDMENT TO THE SECOND FORBEARANCE (this “Agreement”), is made and entered into as of April 4, 2022 (the “Effective Date”), by and among ION GEOPHYSICAL CORPORATION, a Delaware corporation (“Geophysical”), ION EXPLORATION PRODUCTS (U.S.A.), INC., a Delaware corporation (“Exploration”), I/O MARINE SYSTEMS, INC., a Louisiana corporation (“Marine”), GX TECHNOLOGY CORPORATION, a Texas corporation (“GXT”), GX GEOSCIENCE CORPORATION, S. DE R.L. DE C.V., a Sociedad de Responsabilidad Limitada de Capital Variable organized under the laws of Mexico (“GX Geoscience” and, together with Geophysical, Exploration, Marine and GXT, collectively, the “Borrowers”, and each a “Borrower”), the financial institutions party hereto as lenders (collectively, the “Lenders” and each individually a “Lender”) and ANKURA TRUST COMPANY, LLC, a Delaware limited liability company (“Ankura”), as agent for Lenders (Ankura, in such capacity, together with its successors and assignees in such capacity, the “Agent”).

BACKGROUND

A.    On August 22, 2014, Borrowers, Lenders, and Agent entered into that certain Revolving Credit and Security Agreement (as amended, restated, amended and restated, extended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

B.    On February 14, 2022, Borrowers, Agent, and Lenders entered into a Second Forbearance and Sixth Amendment to Revolving Credit and Security Agreement (“Second Forbearance”), pursuant to which, inter alia, Agent and Lenders agreed to forbear from accelerating the Obligations and exercising remedies under the Credit Agreement with respect to the Specified Default;

C.    On March 8, 2022, Borrowers, Agent and Lenders entered into a First Amendment to the Second Forbearance and Seventh Amendment to Revolving Credit and Security Agreement (“First Amendment to Second Forbearance”), pursuant to which, inter alia, Agent and Lenders agreed to continue to forbear from accelerating the Obligations and exercising remedies under the Credit Agreement with respect to the Specified Default;

D.    Borrowers have requested that Agent and the Lenders continue to forbear from accelerating the Obligations and exercising remedies under the Credit Agreement with respect to the Specified Default and, subject to the terms and conditions hereof, the Agent and Lenders are willing to do so; and

E.    Agent and the Lenders are willing to accommodate the Borrowers’ request subject to the terms and conditions herein. Accordingly, Agent, the Lenders and the Borrowers hereby agree as follows:

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Loan Parties, the Agent and the Lenders agree as follows:

1.    Definitions, Generally. Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

2.    Acknowledgements by Borrowers.

(a)       Acknowledgment of Debt. As of the close of business on April 4, 2022, each Borrower is indebted, jointly and severally, to Lenders and Agent, without defense, deduction, setoff, claim or counterclaim, of any nature, under the Credit Agreement and the Other Documents in the aggregate principal amount of $15,600,000 in respect of the Advances, plus accrued and continually accruing interest, fees, costs and expenses;

(b)      Acknowledgment that Liabilities Continue in Full Force and Effect. That the Obligations and all other respective liabilities and obligations of the Borrowers under the Credit Agreement and the Other Documents shall remain in full force and effect, and shall not be released, impaired, diminished or in any other way modified or amended as a result of the execution and delivery of this Agreement or by the agreements and undertakings of the parties contained herein; and

(c)      Acknowledgment of Perfection of Security Interest. As of the date hereof, the security interests and Liens granted to the Agent, for its benefit and the benefit of the Secured Parties, under the Credit Agreement and the Other Documents securing the Obligations are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the Other Documents.

3.    Amendment to Second Forbearance. Effective as of the Effective Date, Section 3(a) of the Second Forbearance is hereby amended by deleting the date “April 4, 2022” and replacing the same with “April 10, 2022”.

4.    Conditions to Effectiveness of this Agreement. Notwithstanding any other provision of this Agreement and without affecting in any manner the rights of the Agent and Lenders hereunder, it is understood and agreed that this Agreement shall become effective, and the Borrowers shall have rights under this Agreement, upon the receipt by the Agent of each of the following:

(a)    Executed counterparts of this Agreement from Borrowers and the Lender;

(b)    Payment of all reasonable out-of-pocket costs and expenses of the Agent and Lenders in connection with the Borrowers and its Affiliates through the date of this Agreement, including, without limitation, in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel and other outside advisors for the Agent and Lenders; and

(c)    The representations and warranties in this Agreement shall be true and correct on and as of such date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all respects as of such earlier date.

5.    Representations and Warranties. To induce the Agent and Lenders to enter into this Agreement, each Borrower represents and warrants to the Agent and Lenders that:

(a)    Each Borrower and each Subsidiary (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted and is qualified to do business in, and (iii) is in good standing in, every jurisdiction where such qualification is required, except where such failure in each case could not reasonably be expected to result in a Material Adverse Effect;

(b)    The execution, delivery and performance of this Agreement by such Borrower are within such Borrower’s organizational powers and have been duly authorized by all necessary organizational action and, if required, actions by equity holders;

(c)    The execution, delivery and performance of this Agreement by such Borrower (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Body, except (x) such as have been obtained or made and are in full force and effect, (y) filings necessary to perfect Liens created pursuant to the Other Documents and release existing liens, and (z) consents, approvals, registrations, filings or actions the failure of which to obtain or make could not reasonably be expected to result in a Material Adverse Effect, (ii) does not violate any Applicable Law except as could not reasonably be expected to result in a Material Adverse Effect, (iii) does not violate or result in a default under any Material Contract, or give rise to a right thereunder to require any payment to be made by any Borrower or any Subsidiary, and (iv) does not result in the creation or imposition of any Lien on any asset of any Borrower or any Subsidiary, except Liens created pursuant to the Other Documents or otherwise permitted thereunder;

(d)    This Agreement has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms; and

(e)    After giving effect to this Agreement and any changes in facts and circumstances that are not prohibited by the terms of the Credit Agreement, the representations and warranties contained in the Credit Agreement and the Other Documents are true and correct in all material respects (without duplication of any materiality qualifier therein) as of the date hereof (except to the extent any such representations and warranties specifically relate to a specific date, in which case such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier therein) on and as of such other specific date.

6.    Effect of Agreement. Except as expressly set forth herein, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Agent or any Lender under the Credit Agreement or any Other Document, and, except as expressly set forth herein, this Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Other Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Other Document in similar or different circumstances.

Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the Other Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers to the Agent and Lenders. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement and the Agent and Lenders require strict compliance with all of the terms and conditions of the Credit Agreement and each of the Other Documents in the future. It is expressly stated that the parties are not entering into a mutual disregard of the terms and provisions of any Other Document. This Agreement shall constitute an Other Document for all purposes of the Credit Agreement.

Nothing contained in this Agreement or any other communication between Agent and/or Lenders and any Borrower shall be a waiver of any past, present or future violation, Default or Event of Default of any Borrower under the Credit Agreement or any Other Document. Similarly, each Agent and Lender hereby expressly reserves any rights, privileges and remedies under the Credit Agreement and each Other Document that such Agent or Lender may have with respect to each violation, Default or Event of Default, and any failure by any Agent or Lender to exercise any right, privilege or remedy as a result of the violation set forth above shall not directly or indirectly in any way whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of Agent or Lenders, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any Other Document, (ii) amend or alter any provision of the Credit Agreement or any Other Document or any other contract or instrument, or (iii) constitute any course of conduct, course of dealing or other basis for altering any obligation of any Borrower or any rights, privilege or remedy of Agent or Lenders under the Credit Agreement or any Other Document or any other contract or instrument. Nothing in this Agreement shall be construed to be a consent by Agent or Lenders to any prior, existing or future violations of the Credit Agreement or any Other Document or to any other transaction involving any Borrower.

7.    Ratification; Reaffirmation. Each of the Borrowers hereby restate, ratify and reaffirm each and every term, covenant and condition set forth in the Credit Agreement and the Other Documents effective as of the date hereof. Each of the Borrowers acknowledges and reaffirms that (i) all Liens granted to the Agent and Lenders under the Credit Agreement or any Other Documents remain in full force and effect and shall continue to secure the Obligations and (ii) the validity, perfection or priority of the Liens will not be impaired by this Agreement.

8.    Miscellaneous.

(a)    Governing Law; Waivers; Etc. After the date hereof, any reference to the “Credit Agreement” or the “Agreement” in the Credit Agreement or to the “Credit Agreement” in any Other Document, shall mean the Credit Agreement as modified hereby. This Agreement shall be subject to the provisions regarding interpretation, governing law, waiver of jury trial and special damages, jurisdiction and venue applicable to the Credit Agreement.

(b)    No Novation. Nothing in this Agreement shall be construed to constitute a novation of the Obligations or any other indebtedness arising under the Other Documents, related to the Obligations, or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever (i) the validity or enforceability of the Obligations or any other indebtedness arising under the Credit Agreement or any Other Document; (ii) the charges, liens, pledges, security interests, assignments and conveyances effected by the Credit Agreement and any other agreement securing the Obligations or any other obligations arising under the Credit Agreement or any Other Document, or the priority thereof; (iii) the liability of any Loan Party under the Credit Agreement and all Other Documents or any other Person that may now or hereafter be liable under the Credit Agreement and the Other Documents or any agreement securing the same; and (iv) any other security or instrument now or hereafter held by the Agent or any Lender as security for or as evidence of any of the above described indebtedness. Without limiting the foregoing, the Agent and each Lender hereby reserves any and all rights and remedies available to Agent and/or Lenders at law, in equity, by agreement (including under the Credit Agreement and all Other Documents), or otherwise.

(c)    Release. Each Borrower hereby acknowledges that it has no defense, counterclaim, offset, cross‑complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of its liability to repay any loans or extensions of credit from Agent and Lenders to such Borrower under the Credit Agreement or the Other Documents or to seek affirmative relief or damages of any kind or nature from Lenders and the Agent. Each Borrower hereby voluntarily and knowingly releases and forever discharges Lenders, the Agent, their predecessors, agents, employees, officers, directors, partners, servants representatives, attorneys, consultants, advisors, affiliates, successors and assigns (collectively, the “Released Parties”), from all possible claims, suits, debts, liens, losses, demands, actions, causes of action, rights, damages, costs, expenses, and liabilities of any kind, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part on or before the effectiveness of this Agreement, which such Borrower may now or hereafter have against the Released Parties, if any, and irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, and arising out of, relating to, or in connection with the Borrowers, Affiliates of the Borrowers, the lending relationship among the Secured Parties and Loan Parties, any action or inaction by any Secured Party, the Obligations, the Credit Agreement or the Other Documents to which such Person is a party, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable, the exercise of any rights and remedies under the Credit Agreement or Other Documents, and negotiation for and execution of this Agreement (the “Released Claims”). Each Borrower hereby covenants and agrees never to institute any action or suit at law or in equity, nor institute, prosecute, or in any way aid in the institution or prosecution of, any claim, action or cause of action, rights to recover debts or demands of any nature against any of the released parties arising out of or related to a released party's actions, omissions, statements, requests or demands in administering, enforcing, monitoring, collecting or attempting to collect, the obligations, indebtedness and other obligations of an obligor to a released party. Each Borrower agrees to indemnify and hold Agent and each Lender harmless from any and all matters released pursuant to this paragraph. Each Borrower acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages to such Released Party arising in connection with such matters released pursuant to the other provisions of this paragraph. Each Borrower represents and warrants to Agent and Lenders that it has not purported to transfer, assign or otherwise convey any right, title or interest of a Borrower in any Released Claim to any other Person and that the foregoing constitutes a full and complete release of each Borrower’s claims with respect to all such matters. The provisions of this Section 8(c) and the representations, warranties, releases, waivers, acquittances, discharges, covenants, agreements and indemnifications contained herein (a) constitute a material consideration for and inducement to Agent and Lenders entering into this Agreement, (b) do not constitute an admission of or basis for establishing any duty, obligation or liability of Agent or a Lender to a Borrower or any other Person, (c) do not constitute an admission of or basis for establishing any liability, wrongdoing, or violation of any obligation, duty or agreement of Agent or a Lender to a Borrower or any other Person, and (d) shall not be used as evidence against Agent or a Lender by a Borrower, any successor of a Borrower, or any other Person for any purpose.

(d)    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile, PDF or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or electronic mail shall, if requested by the other party, also deliver an original executed counterpart of this Agreement, but the failure to do so shall not affect the validity, enforceability or binding effect of this Agreement.

(e)    Binding Nature; Third Parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and permitted assigns. No rights or claims are intended to be created hereunder for the benefit of any purported third-party beneficiary hereof.

(f)    Advice of Counsel. The parties hereto acknowledge that each has consulted with independent legal counsel concerning this Agreement and have knowingly and voluntarily entered into this Agreement and accepted the terms and conditions hereof.

(g)    Entire Understanding. This Agreement sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

(h)    Agent Direction. Each Lender party hereto (which collectively constitute all of the Lenders under and as defined in the Credit Agreement) hereby (i) consents to the execution, delivery, and performance by the Agent of this Agreement, (ii) authorizes and directs the Agent to execute and deliver this Agreement and to take or forbear from taking any and all actions as set forth herein, and (iii) acknowledges and agrees that (x) the foregoing directed action constitutes a direction from all the Lenders under Article XIV of the Credit Agreement (as amended hereby), (y) Article XIV and Sections 16.5 and 16.9 of the Credit Agreement (as amended hereby) and any other rights, privileges, protections, immunities, exculpations, and indemnities in favor of the Agent hereunder apply to any and all actions taken or not taken by the Agent in accordance with such direction, and (z) the Agent may conclusively rely upon (and shall be fully protected in relying upon) the Register in determining each Lender’s ownership of the Advances on and as of the date hereof. Each undersigned Lender hereby severally, and not jointly, represents and warrants to the Agent that, on and as of the date hereof, it is duly authorized to give the foregoing direction to the Agent.

[Signature Pages Follow]

ANKURA TRUST COMPANY, LLC,

as Agent

By:         /s/ Krista Gulalo

Name:    Krista Gulalo
Title:      Managing Director

REDACTED

By: Redacted

By: Redacted

By:  /s/ Redacted

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Title:

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By: Redacted

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By:  /s/ Redacted

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REDACTED

By: Redacted

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REDACTED, as a Purchasing Lender

By:  /s/ Redacted

Name:

Title:

REDACTED, as a Purchasing Lender

By:  /s/ Redacted

Name:

Title:

REDACTED, as a Purchasing Lender

By:  /s/ Redacted

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REDACTED, as a Purchasing Lender

By:  /s/ Redacted

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BORROWERS:

ION GEOPHYSICAL CORPORATION

By:             /s/ Michael Morrison

Name:        Michael Morrison

Title:          EVP & CFO

ION EXPLORATION PRODUCTS (U.S.A.), INC.

By:             /s/ Michael Morrison

Name:        Michael Morrison

Title:          EVP & CFO

I/O MARINE SYSTEMS, INC.

By:             /s/ Michael Morrison

Name:        Michael Morrison

Title:          Vice President

GX TECHNOLOGY CORPORATION

By:             /s/ Michael Morrison

Name:        Michael Morrison

Title:          Vice President

GX GEOSCIENCE Corporation, S. DE R.L. DE C.V.

By:             /s/ Michael Morrison

Name:        Michael Morrison

Title:          Vice President  and Attorney-in-Fact